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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 1, 1998


          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1998, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1998-A7 Mortgage Pass-Through Certificates, Series 1998-G).


                                  CWMBS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-45887                 95-4449516
          --------                     ---------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


      4500 Park Granada
    Calabasas, California                                           91302
    ---------------------                                           -----
    (Address of Principal                                         (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                    -------------
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Item 5.   Other Events.
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     On May 1, 1998,  CWMBS,  Inc.  (the  "Company")  entered into a Pooling and
Servicing Agreement dated as of May 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-G (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)       Not applicable.
(b)       Not applicable.
(c)       Exhibits:
          99.1. Pooling and Servicing Agreement, dated as of May 1, 1998, by and among the Company, IndyMac and the Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.



                                                     By:  /s/ Nicholas Krsnich
                                                          --------------------
                                                           Nicholas Krsnich
                                                           Vice President



Dated:  May 27, 1998


                                  Exhibit Index
                                  -------------


Exhibit                                                                   Page
-------                                                                   ----

          99.1.    Pooling and Servicing Agreement,
                   dated as of May 1, 1998, by and
                   among, the Company, IndyMac and
                   the Trustee                                               5